UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: December 21, 2007

COMMISSION FILE NO.: 000-32885

XA, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA	88-0471263
(STATE OR OTHER JURISDICTION IDENTIFICATION NO.)	(IRS EMPLOYER OF INCORPORATION)

875 NORTH MICHIGAN AVENUE, SUITE 2626, CHICAGO, ILLINOIS 60611
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(312) 397-9100
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or about December 21, 2007, XA, Inc. (the "Company," "we," and "us") entered into a Securities Purchase Agreement (the "Sands Brothers Purchase Agreement") with Sands Brothers Venture Capital III LLC (the “Sands Brothers”), pursuant to which we sold Sands Brothers a twelve (12) month, 11% Senior Subordinated Secured Convertible Promissory Note in the aggregate principal amount of $200,000 (the "Second Follow On Sands Brothers Note") and five (5) year warrants to purchase an aggregate of two hundred thousand (200,000) shares of our common stock at an exercise price of $0.30 per share (the "Sands Brothers Warrants," and collectively the “Sands Brothers Second Follow On Funding”).

On or about December 21, 2007, we entered into a Securities Purchase Agreement with Vision Opportunity Master Fund, Ltd. ("Vision," and collectively with Sands Brothers, the "Purchasers”). Pursuant to the Securities Purchase Agreement with Vision (collectively with the Sands Brothers Purchase Agreement, the "Second Follow On Funding Purchase Agreements"), we sold Vision $200,000 a twelve (12) month, 11% Senior Subordinated Secured Convertible Promissory Note (the "Second Follow On Vision Note," and collectively with the Second Follow On Sands Brothers Notes, the "Second Follow On Notes") and granted Vision two hundred thousand (200,000) five year warrants to purchase shares of our common stock at $0.30 per share (the “Second Follow On Vision Warrants,” and collectively with the Second Follow On Sands Brothers Warrants, the “Second Follow On Warrants,” and the “Second Follow On Vision Funding,” and collectively with the Sands Brothers Second Follow On Funding, the “Second Follow On Funding”).

On or about August 27, 2007, we entered into a promissory note with LaSalle Bank National Association (“LaSalle”), which evidenced and aggregated amounts outstanding with LaSalle and its subsidiaries under a line of credit and a promissory note, in an amount equal to $867,000.  We failed to make the required payment due under the promissory note on December 1, 2007, which promissory note had a remaining balance of $844,485.03 as of December 11, 2007.  Pursuant to a letter notifying us of the default, the Company had until December 31, 2007 to repay the remaining balance of the promissory note, or LaSalle would seek alternatives to payment.  The Company paid $100,000 from the Second Follow On Funding to LaSalle, to repay a portion of the principal and interest owed to LaSalle and entered into a Forbearance Agreement with LaSalle, pursuant to which LaSalle will forbear enforcement of its rights and remedies against us and our wholly owned subsidiary, The Experiential Agency, Inc., until June 1, 2008, conditioned on performance of certain terms and conditions.  These terms and conditions include entering into a new note in the amount of $738,000 with continuing interest and principal payments of $10,000 due on March 1, 2008, April 1, 2008, and May 1, 2008.  Furthermore, the Forbearance Agreement requires the Company, the Purchasers and the other junior lenders to enter into Subordination Agreements and a General Release for the benefit of LaSalle (the “Subordination Agreements”), as well as requiring us to agree to pay all legal fees and expenses incurred by LaSalle in connection with the defaults and the Forbearance Agreement.

Second Follow On Funding Notes

The $400,000 in Second Follow On Notes bear interest at the rate of 11% per annum until paid, and have a maturity date of the earlier of (i) December 21, 2008; or upon the consummation by us of a merger, combination or sale of substantially all of our assets or the purchase by a single entity or person or group of affiliated entities or persons of more than fifty (50%) percent of our voting stock, of which there are no current plans (a “Combination Event”).

Interest on the Second Follow On Notes is payable upon maturity, repayment or upon conversion of the Notes into shares of our common stock as described below. The Second Follow On Notes may not be prepaid prior to their maturity date. Any amount not paid under the Notes when due will bear interest at the rate of eighteen percent (18%) per annum until paid in full (the "Default Interest").

The Second Follow On Notes are convertible, at the option of each of the Purchasers, at any time, into shares of our common stock at a conversion price equal to the lesser of $0.50 or 50% of the effective price per share of shares of common stock sold in a Private Offering (as defined below, provided that such conversion price will never be less than $0.25 per share (unless the Private Offering price is less than $0.25 per share, in which case the Conversion Price will be equal to such Private Offering price due to the anti-dilution provisions of the notes as described below), the "Conversion Price") if we complete a private offering of our securities in which we receive gross proceeds of not less than $3,000,000 (the "Private Offering").

Our repayment of the Second Follow On Notes and any accrued interest thereon is secured by a security interest in substantially all of our assets, which the Purchasers share pari passu, which we granted to the Purchasers pursuant to Security Agreements (the "Security Agreements"), which we entered into with the Purchasers at the various closings.

Pursuant to the Second Follow On Notes, we agreed that we would not undertake certain events, including those described below, without the prior written consent of all of the Purchasers:

o
liquidate or dissolve, consolidate with, or merge into or with, any other corporation or other entity, except that any wholly-owned subsidiary may merge with another wholly-owned subsidiary or with us;

o
will not sell, transfer, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, all or a substantial part of our properties or assets to any person or entity outside of the ordinary course of business, unless specifically excluded in the Purchase Agreement;

o	will not redeem or repurchase any of our outstanding securities; and

o	will not create, incur or assume any indebtedness other than in the ordinary course of business, and/or in connection with the Subsequent Funding.

"Events of Default" under the Second Follow On Notes include but are not limited to the following:

o	our failure to pay any amounts due under the Second Follow On Notes when due, and such failure continues for five (5) days;

o
our failure to comply with any covenants we made pursuant to the Purchase Agreements and such failure continues for a period of five (5) business days in connection with our affirmative covenants and two (2) business days in connection with our negative covenants;

o	our entry into bankruptcy or insolvency;
o	our default in the payment of any other obligation in connection with money borrowed in excess of $50,000, which default continues for three (3) business days;

o	if a judgment is rendered against us or any of our subsidiaries which exceeds in aggregate $50,000, which judgment is not vacated or satisfied within twenty (20) days; or
o	our violation of any material representation of any of the documents entered into in connection with the Funding.

If an Event of Default occurs under the Second Follow On Notes, the Purchasers may seek specific performance of any covenant or agreement contained in the Second Follow On Notes and/or enforce their security interest over substantially all of our assets.

Furthermore, pursuant to the Second Follow On Purchase Agreement, we agreed to grant the Purchasers the right to appoint one Director to our Board of Directors (or a Board Advisory Seat to observe at all board meetings). In the event such Purchasers desire to exercise such right to appoint a Director, our Board of Directors will be increased to five (5) members.

Pursuant to the Second Follow On Notes, we agreed to provide the Purchasers a right of first refusal to invest pro rata in any and all of our future financings on identical terms as those offered to other potential investors. Furthermore, we agreed to not create or incur, contingently or otherwise, any indebtedness (other than indebtedness incurred in our historic business and in the ordinary course of our business), which is not expressly subordinated in right of payment and otherwise to the Second Follow On Notes.

Second Follow On Funding Warrants

The Second Follow On Funding Warrants are exercisable at an exercise price of $0.30 per share (subject to adjustment in the Second Follow On Warrants), at any time prior to 5:00 P.M. EST on: December 21, 2012.

The Second Follow On Warrants are exercisable in connection with the payment of cash, or if such Second Follow On Warrants are exercised on a date when a registration statement covering the shares underlying the Second Follow On Warrants has not been declared effective with the Securities and Exchange Commission or such registration statement is no longer in effect, the Second Follow On Warrants include a cashless feature, whereby if the exercise price of the warrants is equal to or greater than the Fair Market Value of our common stock (as defined in the Second Follow On Warrants), the number of shares of common stock issuable to the Purchasers in connection with any exercise is equal to the product of the number of shares to which the Second Follow On Warrants are being exercised multiplied by a fraction, the numerator of which is the exercise price then in effect and the denominator of which is the Fair Market Value of our common stock.

Additionally, in connection with the Second Follow On Funding, the terms of all of the prior warrants issued to Sands Brothers and Vision in 2006 and 2007, in connection with prior fundings were amended to extend the exercise date of such warrants to five  (5) years from the date of the Second Following On Funding.

Second Follow On Funding Registration Rights Agreements

In connection with each of the Second Follow On Funding transactions, we entered into Registration Rights Agreements with each of the Purchasers and Mastodon Ventures, Inc., which replaced and superseded the prior Registration Rights Agreements entered into between the Purchasers and us in August 2006, October 2006, and June 2007, in connection with the previous sale of $3,150,000 in 11% Senior Secured Convertible Notes (the “Prior Funding” and the “Prior Notes”) to such Purchasers and additional purchasers not defined above, and the grant of an aggregate of 1,942,500 warrants to purchase shares of our common stock at an exercise price of $0.30 per share (the “Prior Warrants”), to such all such purchasers and Mastodon Ventures, Inc. (“Mastodon”), as a consultant to us and the Purchasers in connection with the Prior Funding (the “Second Follow On Rights Agreements”). The Second Follow On Rights Agreements provided the Purchasers and Mastodon  and its assigns, registration rights in connection with the shares that the Prior Notes and the Second Follow On Notes are convertible into, as well as an additional 350,000 warrants with identical terms as the Second Follow On Warrants which were issued to Mastodon in connection with the Second Follow On Funding, and which the Second Follow On Warrants and Prior Warrants are exercisable for (the “Registrable Securities”).

Pursuant to the Second Follow On Rights Agreements, we agreed to register the Registrable Securities on a Form SB-2 registration statement with the Securities and Exchange Commission (the "Commission" and the "Registration Statement") pursuant to the deadlines discussed below. We agreed that in the event that the Private Offering has not occurred within six (6) months of the date of the Second Follow On Funding closing, December 21, 2007, which date is June 21, 2008, we would file the Registration Statement with the Commission within forty-five days of such six (6) month anniversary, August 5, 2008, and that we would obtain effectiveness of the Registration Statement no more than ninety (90) days after the date we are required to file such Registration Statement, or November 3, 2008 (the "Initial Registration Deadlines").

In the event that we are unable to register all of the Registrable Securities in one Registration Statement because of the applicability of Rule 415, the Purchasers, as well as Mastodon (collectively the “Registration Rights Holders”), have agreed that the number of shares we can register at any one time will be allocated pro rata to each of the Registration Rights Holders.

We and the Purchasers also agreed pursuant to the Second Follow On Rights Agreement, that in the event that we are not able to register all of the Registrable Securities, that we would use our best efforts to file additional Registration Statements to register the Registrable Securities that were not registered in anyinitial Registration Statement as promptly as possible and in a manner permitted by the Commission (each an “Additional Registration Statement”). We agreed to file any Additional Registration Statement within the earlier of (i) sixty (60) days following the sale of substantially all of the Registrable Securities included in the initial Registration Statement or any Additional Registration Statement and (ii) six (6) months following the effective date of the initial Registration Statement or any Additional Registration Statement, or such earlier date as permitted by the Commission. We also agreed that if we are required to file any Additional Registration Statement, that we would file such Additional Registration Statement within thirty (30) days and use our best efforts to obtain effectiveness of such Additional Registration Statement within ninety (90) days of such filing date (the “Additional Registration Deadlines,” and collectively with the Initial Registration Deadlines, the “Registration Deadlines”).

If we fail to obtain effectiveness of any required Registration Statement by the applicable Registration Deadlines, or after such effectiveness the Purchasers are unable to sell the Registrable Securities, due to any reason other than the Commission’s application of Rule 415, we are obligated, pursuant to the Second Follow On Rights Agreements, to pay the Purchasers an amount in cash equal to two (2%) of the total principal amount of the Prior Notes and the Second Follow On Notes ($71,000), for each thirty (30) day period which the Registration Deadlines are not met or the Purchasers are unable to sell the Underlying Shares. If we fail to pay such damages within five (5) days of the date payable, we are required to pay interest on the amount payable at the rate of eighteen percent (18%) per annum, accruing daily until such amounts are paid in full.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On December 21, 2007, we entered into a Subscription Agreements with Sands Brothers Venture Capital III, LLC and Vision Opportunity Master Fund, Ltd., whereby we sold each of them (i) $200,000 in twelve (12) month 11% Senor Secured Convertible Promissory Notes (for $400,000 in total Notes sold) which are convertible as provided in such notes; and (ii) five year Warrants to purchase 200,000 shares of our common stock each (for the total issuance of 400,000 warrants) at an exercise price of $0.30 per share. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933 for the above, since the foregoing did not involve a public offering, the recipients took the securities for investment and not resale and we took appropriate measures to restrict transfer.

On December 21, 2007, in consideration for and in connection with the Second Follow On Funding (described above) we granted Mastodon 350,000 five year Warrants to purchase shares of our common stock at an exercise price of $0.30 per share. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933 for the above, since the foregoing did not involve a public offering, the recipient took the securities for investment and not resale and we took appropriate measures to restrict transfer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number	Description

10.1*	Securities Purchase Agreement with Sands Brothers Venture Capital III LLC (December 21, 2007)

10.2*	11% Senior Secured Convertible Promissory Note with Sands Brothers Venture Capital III LLC (December 21, 2007)

10.3*	Warrant with Sands Brothers Venture Capital III LLC ($0.30 initial exercise price) (December 21, 2007)

10.4*	Registration Rights Agreement with Sands Brothers Venture Capital III LLC (December 21, 2007)

10.5*	Security Agreement with Sands Brothers Venture Capital III LLC (December 21, 2007)

10.6*	Securities Purchase Agreement with Vision Opportunity Master Fund, Ltd. (December 21, 2007)

10.7*	11% Senior Secured Convertible Promissory Note with Vision Opportunity Master Fund, Ltd. (December 21, 2007)

10.8*	Warrant with Vision Opportunity Master Fund, Ltd. ($0.30 initial exercise price) (December 21, 2007)

10.9*	Registration Rights Agreement with Vision Master Fund, Ltd. (December 21, 2007)

10.10*	Security Agreement with Vision Master Fund, Ltd. (December 21, 2007)

10.11*	Forbearance Agreement

* Filed herewith.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XA, INC.

/s/ Joseph Wagner
Joseph Wagner,
Chief Executive Officer

January 25, 2008